SALES PSF & OCC. COSTS

----------------------------------------------------------------------------------------------------
   LOAN NO.     SELLER        LOAN ID       PROPERTY NAME
----------------------------------------------------------------------------------------------------
      1         MSDW          00-08217      Santa Monica Place
      2         WFB           900220        Stroud Mall
      3         MSDW          00-07398      Troy Market Place
      4         JHREF         3212670       The Sands Shopping Center (stop & Shop Sales Only)
      5         BSCMI         31254         Ingles Southeast Portfolio - Asheville, NC
      6         BSCMI         31254         Ingles Southeast Portfolio - Brevard, NC
      7         BSCMI         31254         Ingles Southeast Portfolio - Gainesville, GA

-------------------------------------------------------------------------------------------------------------------------
      CUT-OFF DATE BALANCE 1998 SALES                          1998 OCC. COSTS     1999 SALES    1999 OCC. COSTS
-------------------------------------------------------------------------------------------------------------------------
           $84,853,475                                              $347              $344
           $32,475,083                                              $276              $290            11.0%
           $17,500,000 New Property; No sales history.
           $15,655,379                                              $593              $601
            $6,394,702                                                                $140
            $5,620,343                                                                $374
            $2,772,703                                                                $316

---------------------------------------------------------------------------------------
 2000 SALES    2000 OCC. COSTS     COMMENTS
---------------------------------------------------------------------------------------
    $363           12.9%           Based on Comp. Store Sales, O.C.s as of 9/30/2000


    $574          $24.52           2000 IS 6 MOS ANNUALIZED (APPROX. 4.3%)
    $159            6.3%
    $405            2.2%
    $383            2.0%
